UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

Deutsche Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2014

ITEM 1.	REPORT TO STOCKHOLDERS

August 31, 2014

Annual Report

to Shareholders

Deutsche Global Growth Fund

(formerly DWS Global Growth Fund)

Contents
3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
28 Statement of Changes in Net Assets
29 Financial Highlights
35 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Information About Your Fund's Expenses
52 Tax Information
53 Advisory Agreement Board Considerations and Fee Evaluation
58 Board Members and Officers
63 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium- sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DeAWM Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

I am very pleased to tell you that the DWS funds have been renamed Deutsche funds, aligning more closely with the Deutsche Asset & Wealth Management brand. We are proud to adopt the Deutsche name — a brand that fully represents the global access, discipline and intelligence that support all of our products and services.

Deutsche Asset & Wealth Management combines the asset management and wealth management divisions of Deutsche Bank to deliver a comprehensive suite of active, passive and alternative investment capabilities. Your investment in the Deutsche funds means you have access to the thought leadership and resources of one of the world’s largest and most influential financial institutions.

In conjunction with your fund’s name change, please note that the Deutsche funds’ Web address has changed as well. The former dws-investments.com is now deutschefunds.com.

In addition, key service providers have been renamed as follows:
Former Name	New name, effective August 11, 2014
DWS Investments Distributors, Inc.	DeAWM Distributors, Inc.
DWS Trust Company	DeAWM Trust Company
DWS Investments Service Company	DeAWM Service Company

These changes have no effect on the day-to-day management of your investment, and there is no action required on your part. You will continue to experience the benefits that come from our decades of experience, in-depth research and worldwide network of investment professionals.

Thanks for your continued support. We appreciate your trust and the opportunity to put our capabilities to work for you.

Best regards,

Brian Binder
President, Deutsche Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Investment Strategy

The fund invests at least 65% of its total assets in U.S. and foreign equities issued by U.S. and foreign-based companies. The fund can invest in companies of any size and from any country, including countries with emerging economies. The fund seeks to achieve its objective by allocating its assets among a global large-cap growth sleeve and a global small-cap growth sleeve. The fund’s global large-cap growth sleeve will typically consist of approximately 60 to 80 companies that are diversified across the growth spectrum, including early stage, core growth and established growth companies. The fund’s global small-cap growth sleeve will generally invest in small- and mid-cap global growth companies and will typically consist of approximately 80 to 120 companies.

During the 12-month period ended August 31, 2014, the fund returned 18.75% but underperformed the 21.10% return of the benchmark, the MSCI World Index.

Global equities performed very well during the past year, reflecting the positive environment for both economic growth and global central bank policy. While economic data was somewhat uneven, the overall trend was positive, with the U.S. economy continuing to add jobs, Europe gradually moving out of its recession and economic conditions in the emerging markets showing signs of stabilization. Central bank policy also played an important role in market performance. Although the U.S. Federal Reserve Board (the Fed) curtailed its stimulative quantitative easing program, it appears likely to maintain its policy of near-zero interest rates for at least another year. Overseas, the central banks of both Europe and Japan pursued accommodative policies of their own. Taken together, these positive developments prompted investors to move cash out of lower-risk investments and into equities, fueling robust stock-market performance worldwide.

Fund Performance

Consistent with our bottom-up approach, stock selection was the primary driver of the fund’s performance during the past 12 months. We delivered the strongest results in the financial sector, where the leading individual contributor was the Indian bank ICICI Bank Ltd.* The stock rallied on India's improving growth outlook and anticipation that the new government will enact meaningful reforms. The second-largest contributor in financials was RExlot Holdings Ltd., a Hong Kong company that operates various lottery businesses in China. Lottery demand was very strong during the past year, especially in sports betting — an area in which Rexlot is the dominant provider. Lazard Ltd. and Unipol Gruppo Finanziario SpA. also were notable outperformers in the financial sector.

* Not held in the portfolio as of August 31, 2014.

Outside of financials, the largest contribution to returns came from the U.S. small-cap stock Pacira Pharmaceuticals, Inc., which staged a sizeable rally due to the improving sales prospects for its non-opioid surgical pain medication Exparel. United Rentals, Inc., Western Digital Corp. and Canadian Pacific Railway Ltd. were also standout performers for the fund during the past year.

Unfortunately, these positive factors were offset by detractors elsewhere in the portfolio. The fund’s stock selection didn’t work well in energy, where the aggregate return of our holdings finished well behind that of the broader sector. Our largest individual detractors were SBM Offshore NV, which declined when management eliminated the dividend and reduced earnings guidance due to future capital expenditure requirements and regulatory issues, and the Norway-based company Prosafe SE, which also cut forecasts and considered a dividend cut. Outside of energy, notable detractors included Avex Group Holdings, Inc., which reported disappointing subscription growth in its video-streaming division, and Ocwen Financial Corp., which suffered from continued regulatory threats surrounding the mortgage-servicing industry.

On the plus side, the fund benefited from having four of its portfolio holdings taken over or bid for during the past year. The spirits producer Beam, Inc.* and the health care companies Allergan, Inc. and Shire PLC rose following takeover announcements, as did Micros Systems, Inc.* While we do not invest with the specific goal of finding takeover candidates, we believe our focus on fast-growing and reasonably valued companies naturally leads us to the type of stocks that are attractive to strategic corporate buyers.

* Not held in the portfolio as of August 31, 2014.

Outlook and Positioning

Although the fund underperformed during the past 12 months, we believe in the long-term value of our strategy. We don’t simply invest in the highest-growth companies without regard to their valuations or fundamentals. Instead, we take a balanced approach that seeks to diversify among companies in varying stages of their growth cycle. Further, our ability to invest in companies of any size and from any region of the world means that we have an extensive universe from which to select stocks with the optimal combination of growth potential and reasonable valuations.

As of August 31, 2014, the fund was underweight in the United States and overweight in international equities, which reflects the fact that we found a higher representation of reasonably valued growth stocks outside of the U.S. market. Within the international segment, we continued to hold an overweight position in emerging-markets stocks. We achieved this exposure through direct investments in emerging-markets companies and positions in developed-market companies with above-average exposure to the developing world.

Our bottom-up approach to individual stock selection led us to establish the largest overweight positions in the industrials and consumer discretionary sectors. Our most significant underweights were in financials, telecommunication services and energy. These relative weightings weren’t a "top-down" sector call, but an indication that we found the best combination of growth and value in these areas.

"We are committed to owning world-class businesses with high barriers to entry, strong growth, pricing power and conservative balance sheets."

As the year progressed, we took steps to focus the portfolio on our best ideas and reduce the total number of stocks in the fund. We opted to hold on to stocks where we saw continued upside, but we began to trim positions that had reached our price targets or where our thesis had changed. In our view, this strategy is appropriate following a multiyear period that has seen overall market valuations increase substantially. At this stage of the market cycle, we believe active stock selection is necessary to identify the opportunities that continue to exist in the global markets.

With this as background, we remain confident in the growth outlooks of the specific companies we hold in the portfolio. As we meet with company management teams, we are not seeing any sign of concern about the direction of the global economy. This is an important consideration right now, since companies have cut costs aggressively in the post-crisis era. If the economy continues to improve — as we expect — a larger portion of revenue gains could directly flow to bottom-line earnings. Better-than-expected earnings, in turn, mean that valuations are still reasonable at their current levels — especially in light of low bond yields and favorable central bank policy. Accordingly, we believe the portfolio is positioned to perform well in an environment of gradually improving global growth. As always, we are committed to owning world-class businesses with high barriers to entry, strong growth, pricing power and conservative balance sheets.

Ten Largest Equity Holdings at August 31, 2014 (10.3% of Net Assets)	Country	Percent
1. Amphenol Corp. Designs, manufactures and markets electrical, electronic and fiber optic connectors	United States	1.3%
2. Anheuser-Busch InBev NV Beer brewing company	Belgium	1.2%
3. Western Digital Corp. Manufacturer of hard drives for desktop computers	United States	1.1%
4. Alliance Data Systems Corp. Provides card services, loyalty and marketing solutions	United States	1.0%
5. Fresenius Medical Care AG & Co. KGaA Manufacturer that distributes equipment and products for dialysis patients	Germany	1.0%
6. MasterCard, Inc. Offers transaction processing and related services	United States	1.0%
7. Brookfield Asset Management, Inc. Asset management company focused on the real estate and power generation sectors	Canada	1.0%
8. United Internet AG Offers Internet access services	Germany	0.9%
9. Canadian Pacific Railway Ltd. Provides freight and intermodal services	Canada	0.9%
10. Praxair, Inc. Producer of industrial gases and specialized coatings	United States	0.9%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 63 for contact information.

Portfolio Management Team

Joseph Axtell, CFA, Managing Director

Lead Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2001 with 16 years of industry experience; previously, he served as a European Equities Portfolio Manager at Scudder Investments (which was later acquired by Deutsche Bank). Prior to joining, he worked as a Senior Analyst for International Equities at Merrill Lynch Asset Managers, as an International Research Analyst at PCM International and in various investment positions at Prudential Capital Corporation, Prudential-Bache Capital Funding and Prudential Equity Management Associates.

— Portfolio Manager for Global Small Cap and US Small and Mid Cap Equity: New York.

— BS from Carlson School of Management, University of Minnesota; CFA Charterholder.

Rafaelina M. Lee, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1999 with 15 years of industry experience; previously, she served as a Senior Research Analyst. Prior to joining, she worked as a Latin America Market Strategist at J.P. Morgan Securities. Previously, she was an Equity Strategist at UBS Securities and a Research Analyst in the Portfolio Strategy Group at Goldman Sachs. Her research has been referenced by Harvard University, Duke University, The World Bank, AIMR/CFA publications and in several global finance textbooks.

— Portfolio Manager for US Small and Mid Cap Equity: New York.

— BA in Mathematical Statistics from Columbia University; MBA in Finance from Stern School of Business, New York University; Deutsche Bank Ambassador and member of the DB Philanthropy Committee since 2011.

Nils E. Ernst, PhD, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2004 after two years of industry experience as an Investment Consultant at FERI Institutional Management GmbH, while completing his doctoral studies.

— Portfolio Manager for Global Equities: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at Landesbank Hessen-Thueringen, Frankfurt; Master's Degree and PhD in Business Administration ("Diplom-Kaufmann" and "Dr.rer.pol.") from Otto Beisheim Graduate School of Corporate Management with semesters at Georgia Institute of Technology and Hong Kong University of Science and Technology.

Martin Berberich, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1999 with three years of industry experience; previously, he served as an Institutional Portfolio Manager. Before joining, he worked in the Treasury Department at Robert Bosch GmbH.

— Senior Portfolio Manager for Global Equities and Deputy Portfolio Manager for the DWS Top 50 Welt: Frankfurt.

— Completed Bank Training Program ("Bankkaufmann") at HypoVereinsbankWuerzburg; MBA ("Diplom-Kaufmann") from University of Wuerzburg; CFA Charterholder.

Sebastian P. Werner, PhD, Vice President

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 2008; previously, he served as a Research Assistant for the Endowed Chair of Asset Management at the European Business School, Oestrich-Winkel while earning his PhD.

— Portfolio Manager for Global and US Growth Equities: Frankfurt.

— MBA in International Management from the Thunderbird School of Global Management; Masters Degree ("Diplom-Kaufmann") and PhD in Finance ("Dr.rer.pol.") from the European Business School, Oestrich-Winkel.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the US. Index returns do not reflect fees or expenses and it is not possible to invest directly into the MSCI World Index.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Quantitative easing entails the Fed’s purchase of government and other securities from the market in an effort to increase money supply.

Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the fund, it will have a larger contribution to return in the period.

Performance Summary August 31, 2014 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/14
Unadjusted for Sales Charge	18.75%	10.14%	8.14%
Adjusted for the Maximum Sales Charge (max 5.75% load)	11.93%	8.84%	7.50%
MSCI World Index†	21.10%	12.35%	7.62%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/14
Unadjusted for Sales Charge	17.86%	9.28%	7.24%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	14.86%	9.14%	7.24%
MSCI World Index†	21.10%	12.35%	7.62%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/14
Unadjusted for Sales Charge	17.85%	9.31%	7.32%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	17.85%	9.31%	7.32%
MSCI World Index†	21.10%	12.35%	7.62%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/14
No Sales Charges	18.46%	9.80%	7.85%
MSCI World Index†	21.10%	12.35%	7.62%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 8/31/14
No Sales Charges	19.07%	10.44%	8.45%
MSCI World Index†	21.10%	12.35%	7.62%
Institutional Class	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 8/31/14
No Sales Charges	19.08%	10.45%	5.73%
MSCI World Index†	21.10%	12.35%	6.77%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2013 are 1.52%, 2.33%, 2.26%, 1.75%, 1.22% and 1.17% for Class A, Class B, Class C, Class R, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to February 1, 2013, the fund had a sub-advisor and a different management team that operated with a different investment strategy. Performance may have been different if the fund’s current investment strategy had been in effect.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Institutional Class commenced operations on August 26, 2008. The performance shown for the index is for the time period of August 31, 2008 through August 31, 2014, which is based on the performance period of the life of Institutional Class.

† The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the U.S.

	Class A	Class B	Class C	Class R	Class S	Institutional Class
Net Asset Value
8/31/14	$30.38	$28.97	$29.18	$30.31	$30.29	$30.29
8/31/13	$25.65	$24.58	$24.76	$25.59	$25.57	$25.57
Distribution Information as of 8/31/14
Income Dividends, Twelve Months	$.08	$—	$—	$.0046	$.15	$.15

Investment Portfolio as of August 31, 2014
	Shares	Value ($)

Common Stocks 97.7%
Belgium 1.2%
Anheuser-Busch InBev NV (Cost $9,057,433)	93,000	10,345,506
Bermuda 0.6%
Lazard Ltd. "A" (Cost $2,532,978)	101,109	5,526,618
Brazil 0.5%
CCR SA (Cost $3,599,333)	465,000	4,208,577
Canada 4.5%
Alimentation Couche-Tard, Inc. "B"	150,000	4,498,758
Brookfield Asset Management, Inc. "A"	170,000	8,122,413
Canadian Oil Sands Ltd.	150,000	3,230,939
Canadian Pacific Railway Ltd.	39,000	7,811,837
Goldcorp, Inc.	90,000	2,526,300
Quebecor, Inc. "B"	215,913	5,508,532
SunOpta, Inc.*	469,785	6,243,443
(Cost $30,086,956)		37,942,222
China 0.6%
Minth Group Ltd. (Cost $3,703,775)	2,577,576	5,475,914
Cyprus 0.4%
Prosafe SE (Cost $5,543,846)	564,911	3,442,089
Denmark 0.5%
GN Store Nord AS (Cost $2,820,877)	170,799	3,885,372
Finland 0.9%
Cramo Oyj	168,715	3,021,165
Nokia Oyj	550,000	4,626,952
(Cost $7,801,880)		7,648,117
France 0.6%
Pernod-Ricard SA (Cost $5,485,562)	44,000	5,187,904
Germany 3.6%
BASF SE	37,000	3,806,984
Bayer AG (Registered)	29,500	3,956,270
Fresenius Medical Care AG & Co. KGaA	120,000	8,464,673
Patrizia Immobilien AG	231,083	2,975,713
United Internet AG (Registered)	185,589	7,976,703
Vib Vermoegen AG	199,411	3,669,652
(Cost $26,058,686)		30,849,995
Hong Kong 3.1%
Hong Kong Television Network Ltd.*	3,497,339	1,281,393
K Wah International Holdings Ltd.	9,151,644	5,984,722
Playmates Toys Ltd.	9,515,671	3,459,289
REXLot Holdings Ltd. (a)	53,039,023	6,007,729
Sun Hung Kai & Co., Ltd.	4,439,131	3,608,932
Techtronic Industries Co.	1,815,719	5,547,930
(Cost $22,803,342)		25,889,995
Indonesia 1.3%
PT Arwana Citramulia Tbk	49,638,792	4,306,726
PT Indofood CBP Sukses Makmur Tbk	2,400,000	2,161,291
PT Multipolar Tbk	73,864,863	4,986,702
(Cost $9,537,090)		11,454,719
Ireland 2.8%
Accenture PLC "A" (b)	51,000	4,134,060
C&C Group PLC	537,811	3,048,255
Paddy Power PLC (c)	61,389	3,924,218
Paddy Power PLC (c)	8,014	512,464
Ryanair Holdings PLC (ADR)* (a)	107,204	5,885,500
Shire PLC	75,000	6,123,328
(Cost $19,700,030)		23,627,825
Italy 1.5%
Prysmian SpA	209,506	4,262,499
Sorin SpA*	800,000	2,018,421
Unipol Gruppo Finanziario SpA	1,200,000	6,554,555
(Cost $10,715,007)		12,835,475
Japan 4.2%
Ai Holdings Corp.	224,550	4,558,371
Avex Group Holdings, Inc.	252,218	4,123,185
Kusuri No Aoki Co., Ltd.	166,160	6,446,626
MISUMI Group, Inc.	100,286	3,113,300
Nippon Seiki Co., Ltd.	333,891	7,443,303
United Arrows Ltd.	87,383	3,202,664
Universal Entertainment Corp. (a)	216,396	3,849,298
UT Holdings Co., Ltd.	423,124	2,492,805
(Cost $28,954,639)		35,229,552
Luxembourg 0.6%
Eurofins Scientific (Cost $4,222,242)	18,000	5,111,638
Malaysia 1.4%
Hartalega Holdings Bhd.	2,574,951	5,637,185
IHH Healthcare Bhd.	1,600,000	2,477,360
Tune Ins Holdings Bhd.	4,876,356	3,651,093
(Cost $8,849,759)		11,765,638
Netherlands 3.6%
Brunel International NV	178,134	4,393,492
Chicago Bridge & Iron Co. NV (b)	45,145	2,863,096
Constellium NV "A"* (b)	249,341	7,101,232
ING Groep NV (CVA)*	360,000	4,957,283
SBM Offshore NV*	316,385	4,845,486
Sensata Technologies Holding NV* (b)	60,000	2,950,200
Yandex NV "A"* (d)	120,000	3,411,600
(Cost $29,362,010)		30,522,389
Norway 0.9%
DNO ASA*	1,100,000	3,318,595
Norsk Hydro ASA	780,000	4,593,957
(Cost $5,568,049)		7,912,552
Panama 0.7%
Banco Latinoamericano de Comercio Exterior SA "E" (Cost $4,452,663)	187,841	6,031,575
Philippines 1.3%
Alliance Global Group, Inc.	7,730,051	4,362,947
Metropolitan Bank & Trust Co.	3,200,000	6,308,257
(Cost $10,556,505)		10,671,204
Singapore 1.1%
Lian Beng Group Ltd.	11,200,488	6,492,463
UE E&C Ltd.	2,832,910	2,772,049
(Cost $6,250,426)		9,264,512
Spain 0.6%
Mediaset Espana Comunicacion SA* (Cost $4,780,689)	410,000	4,700,307
Sweden 2.9%
Assa Abloy AB "B"	94,000	4,755,057
Atlas Copco AB "A"	200,000	5,829,931
Svenska Cellulosa AB "B"	300,000	7,218,148
Swedish Match AB	200,000	6,683,323
(Cost $24,509,217)		24,486,459
Switzerland 1.9%
Dufry AG (Registered)*	30,022	5,120,272
Nestle SA (Registered)	70,000	5,436,111
Novartis AG (Registered)	27,000	2,424,460
Swatch Group AG (Bearer)	5,000	2,713,662
(Cost $14,087,569)		15,694,505
Taiwan 0.4%
Kinpo Electronics, Inc.* (Cost $2,513,056)	6,247,657	3,023,348
Thailand 0.3%
Malee Sampran PCL (Foreign Registered) (Cost $4,026,046)	2,085,552	2,644,485
United Kingdom 11.4%
Aberdeen Asset Management PLC	450,000	3,245,915
Anglo American PLC	264,000	6,716,798
Arrow Global Group PLC*	1,091,509	4,565,847
AVEVA Group PLC	127,000	4,445,316
Babcock International Group PLC	362,656	6,754,781
British American Tobacco PLC	60,000	3,543,125
Clinigen Group PLC	346,957	2,527,449
Crest Nicholson Holdings PLC	854,958	5,101,592
Domino's Pizza Group PLC	420,249	4,132,996
Halma PLC	220,000	2,259,576
Hargreaves Lansdown PLC	229,589	4,277,560
HellermannTyton Group PLC	742,892	3,775,932
Howden Joinery Group PLC	653,891	3,840,730
IG Group Holdings PLC	389,576	3,927,462
IMI PLC	145,000	3,267,214
Intertek Group PLC	78,000	3,628,667
Jardine Lloyd Thompson Group PLC	182,876	3,152,280
John Wood Group PLC	335,958	4,380,347
Monitise PLC* (a)	2,581,893	2,102,081
Polypipe Group PLC	938,923	3,978,625
Reckitt Benckiser Group PLC	49,000	4,272,429
Rolls-Royce Holdings PLC*	164,000	2,784,734
Rotork PLC	99,364	4,548,139
Spirax-Sarco Engineering PLC	110,753	5,448,249
(Cost $87,063,184)		96,677,844
United States 44.3%
Advance Auto Parts, Inc.	36,799	5,020,120
Affiliated Managers Group, Inc.*	25,005	5,279,806
Agilent Technologies, Inc.	50,000	2,858,000
Allergan, Inc.	24,000	3,928,320
Alliance Data Systems Corp.*	32,000	8,468,480
Altra Industrial Motion Corp. (a)	101,857	3,387,764
Amgen, Inc.	50,000	6,969,000
Amphenol Corp. "A" (a)	104,000	10,713,041
BE Aerospace, Inc.*	37,915	3,212,917
Biogen Idec, Inc.*	6,000	2,058,240
BorgWarner, Inc.	72,730	4,523,079
Bristol-Myers Squibb Co.	90,000	4,558,500
Cardtronics, Inc.* (a)	118,930	4,222,015
CBRE Group, Inc. "A"*	120,000	3,813,600
Cerner Corp.*	100,000	5,766,000
Colfax Corp.*	120,000	7,633,200
Danaher Corp.	75,000	5,745,750
DIRECTV*	68,000	5,878,600
Discovery Communications, Inc. "A"* (a)	67,000	2,929,240
Discovery Communications, Inc. "C"*	67,000	2,878,990
Dresser-Rand Group, Inc.*	63,363	4,391,056
Dril-Quip, Inc.*	34,969	3,548,304
Eaton Corp. PLC (a)	82,000	5,724,420
eBay, Inc.*	90,000	4,995,000
Ecolab, Inc.	50,000	5,741,000
Encore Capital Group, Inc.* (a)	115,809	5,140,761
Express Scripts Holding Co.*	98,000	7,245,140
Exxon Mobil Corp.	58,000	5,768,680
Fox Factory Holding Corp.* (a)	237,916	3,621,081
Gentherm, Inc.*	65,359	3,192,787
Hain Celestial Group, Inc.*	40,748	4,007,973
HeartWare International, Inc.* (a)	36,571	2,965,908
Jack in the Box, Inc.	59,264	3,523,245
JPMorgan Chase & Co.	120,000	7,134,000
Kansas City Southern	26,000	2,999,360
Kindred Healthcare, Inc.	186,132	3,843,626
L Brands, Inc.	65,000	4,150,250
Las Vegas Sands Corp. (a)	90,000	5,985,900
Manitowoc Co., Inc. (a)	144,581	4,253,573
MasterCard, Inc. "A"	110,000	8,339,100
Middleby Corp.*	64,533	5,564,681
Molina Healthcare, Inc.* (a)	101,970	4,878,245
Monster Beverage Corp.*	64,000	5,658,240
Noble Energy, Inc.	102,000	7,358,280
NOW, Inc.* (a)	71,621	2,365,642
Oaktree Capital Group LLC	107,039	5,375,499
Oasis Petroleum, Inc.* (a)	66,184	3,255,591
Ocwen Financial Corp.* (a)	121,063	3,382,500
Oil States International, Inc.*	49,737	3,210,523
Pacira Pharmaceuticals, Inc.*	29,670	3,212,074
Pall Corp.	75,000	6,327,750
Polaris Industries, Inc. (a)	35,267	5,127,116
Praxair, Inc.	59,000	7,761,450
Primoris Services Corp.	94,979	2,758,190
Providence Service Corp.*	44,734	2,036,739
PTC Therapeutics, Inc.*	65,782	2,082,658
PTC, Inc.*	90,604	3,505,469
Retrophin, Inc.*	186,709	2,554,179
Roadrunner Transportation Systems, Inc.* (a)	162,948	4,103,031
Schlumberger Ltd. (a)	50,000	5,482,000
Sinclair Broadcast Group, Inc. "A" (a)	134,244	3,899,788
Synta Pharmaceuticals Corp.* (a)	374,034	1,496,136
Tenneco, Inc.*	87,132	5,583,419
The Travelers Companies, Inc. (a)	64,000	6,061,440
Thermon Group Holdings, Inc.*	111,218	3,019,569
Thoratec Corp.*	144,393	3,609,825
TIBCO Software, Inc.*	140,436	2,926,686
TiVo, Inc.*	223,135	3,143,972
TJX Companies, Inc.	110,000	6,557,100
TriNet Group, Inc.* (a)	111,099	2,978,564
Tristate Capital Holdings, Inc.* (a)	268,907	2,562,684
United Rentals, Inc.*	53,787	6,328,041
United Technologies Corp.	52,000	5,614,960
Urban Outfitters, Inc.*	122,565	4,876,861
VeriFone Systems, Inc.*	114,822	4,009,584
W.R. Grace & Co.*	42,000	4,159,260
WABCO Holdings, Inc.*	47,739	4,926,665
Waddell & Reed Financial, Inc. "A"	92,440	5,037,980
Western Digital Corp.	89,753	9,245,457
Yelp, Inc.*	27,000	2,225,340
Zeltiq Aesthetics, Inc.*	110,628	2,324,294
Zoe's Kitchen, Inc.* (a)	71,165	2,075,883
(Cost $303,731,530)		375,079,191
Total Common Stocks (Cost $698,374,379)		827,135,527

Participatory Notes 0.7%
India 0.5%
Housing Development Finance Corp., Ltd. (issuer Merrill Lynch International), Expiration Date 8/19/2015 (Cost $3,588,275)	235,000	4,161,297
Nigeria 0.2%
Zenith Bank PLC (issuer Merrill Lynch International), Expiration Date 8/21/2015 (Cost $1,958,100)	14,500,000	2,198,330
Total Participatory Notes (Cost $5,546,375)		6,359,627

	Principal Amount ($)	Value ($)

Other Investments 0.3%
Brazil
Companhia Vale do Rio Doce (Cost $0)	389,000	2,178,006

	Shares	Value ($)

Securities Lending Collateral 6.6%
Daily Assets Fund Institutional, 0.08% (e) (f) (Cost $56,254,181)	56,254,181	56,254,181

Cash Equivalents 1.1%
Central Cash Management Fund, 0.05% (e) (Cost $9,000,402)	9,000,402	9,000,402

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $769,175,337)†	106.4	900,927,743
Other Assets and Liabilities, Net	(6.4)	(54,300,810)
Net Assets	100.0	846,626,933

* Non-income producing security.

† The cost for federal income tax purposes was $774,501,010. At August 31, 2014, net unrealized appreciation for all securities based on tax cost was $126,426,733. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $155,544,289 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,117,556.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at August 31, 2014 amounted to $54,416,365, which is 6.4% of net assets.

(b) Listed on New York Stock Exchange.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Listed on the NASDAQ Stock Market, Inc.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen (Certificate of Stock)

MSCI: The Morgan Stanley Capital International

At August 31, 2014, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Mini MSCI Emerging Market	USD	9/19/2014	75	4,071,750	16,125

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2014 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Belgium	$—	$10,345,506	$—	$10,345,506
Bermuda	5,526,618	—	—	5,526,618
Brazil	4,208,577	—	—	4,208,577
Canada	37,942,222	—	—	37,942,222
China	—	5,475,914	—	5,475,914
Cyprus	—	3,442,089	—	3,442,089
Denmark	—	3,885,372	—	3,885,372
Finland	—	7,648,117	—	7,648,117
France	—	5,187,904	—	5,187,904
Germany	—	30,849,995	—	30,849,995
Hong Kong	—	25,889,995	—	25,889,995
Indonesia	—	11,454,719	—	11,454,719
Ireland	10,019,560	13,608,265	—	23,627,825
Italy	—	12,835,475	—	12,835,475
Japan	—	35,229,552	—	35,229,552
Luxembourg	—	5,111,638	—	5,111,638
Malaysia	—	11,765,638	—	11,765,638
Netherlands	16,326,127	14,196,262	—	30,522,389
Norway	—	7,912,552	—	7,912,552
Panama	6,031,575	—	—	6,031,575
Philippines	—	10,671,204	—	10,671,204
Singapore	—	9,264,512	—	9,264,512
Spain	—	4,700,307	—	4,700,307
Sweden	—	24,486,459	—	24,486,459
Switzerland	—	15,694,505	—	15,694,505
Taiwan	—	3,023,348	—	3,023,348
Thailand	—	2,644,485	—	2,644,485
United Kingdom	—	96,677,844	—	96,677,844
United States	375,079,191	—	—	375,079,191
Participatory Notes (g)	—	6,359,627	—	6,359,627
Other Investments	2,178,006	—	—	2,178,006
Short-Term Investments (g)	65,254,583	—	—	65,254,583
Derivatives (h) Futures Contracts	16,125	—	—	16,125
Total	$522,582,584	$378,361,284	$—	900,943,868

There have been no transfers between fair value measurement levels for the year ended August 31, 2014.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2014
Assets
Investments: Investments in non-affiliated securities, at value (cost $703,920,754) — including $54,416,365 of securities loaned	$835,673,160
Investment in Daily Assets Fund Institutional (cost $56,254,181)*	56,254,181
Investment in Central Cash Management Fund (cost $9,000,402)	9,000,402
Total investments in securities, at value (cost $769,175,337)	900,927,743
Foreign currency, at value (cost $997,987)	1,003,225
Deposit with broker for futures contracts	161,250
Receivable for investments sold	2,099,641
Receivable for Fund shares sold	45,495
Dividends receivable	699,701
Interest receivable	24,135
Foreign taxes recoverable	408,527
Other assets	32,034
Total assets	905,401,751
Liabilities
Payable upon return of securities loaned	56,254,181
Payable for Fund shares redeemed	1,257,247
Payable for variation margin on futures contracts	6,750
Accrued management fee	604,910
Accrued Directors' fees	9,242
Other accrued expenses and payables	642,488
Total liabilities	58,774,818
Net assets, at value	$846,626,933

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2014 (continued)
Net Assets Consist of
Undistributed net investment income	1,409,541
Net unrealized appreciation (depreciation) on: Investments	131,752,406
Futures	16,125
Foreign currency	(9,120)
Accumulated net realized gain (loss)	(522,815,315)
Paid-in capital	1,236,273,296
Net assets, at value	$846,626,933
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($86,687,031 ÷ 2,853,020 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$30.38
Maximum offering price per share (100 ÷ 94.25 of $30.38)	$32.23
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,753,413 ÷ 60,516 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$28.97
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($31,899,732 ÷ 1,093,102 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$29.18
Class R Net Asset Value, offering and redemption price(a) per share ($5,748,230 ÷ 189,657 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$30.31
Class S Net Asset Value, offering and redemption price(a) per share ($672,146,349 ÷ 22,191,156 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$30.29
Institutional Class Net Asset Value, offering and redemption price(a) per share ($48,392,178 ÷ 1,597,485 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$30.29

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2014
Investment Income
Income: Dividends (net of foreign taxes withheld of $747,915)	$12,341,407
Income distributions — Central Cash Management Fund	13,620
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	353,069
Total income	12,708,096
Expenses: Management fee	7,815,158
Administration fee	874,585
Services to shareholders	1,285,032
Distribution and service fees	624,534
Custodian fee	184,118
Professional fees	138,061
Reports to shareholders	89,210
Registration fees	90,498
Directors' fees and expenses	34,636
Other	51,022
Total expenses before expense reductions	11,186,854
Expense reductions	(339,231)
Total expenses after expense reductions	10,847,623
Net investment income (loss)	1,860,473
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	58,735,376
Futures	(188)
Foreign currency	(77,310)
58,657,878
Change in net unrealized appreciation (depreciation) on: Investments	90,071,105
Futures	16,125
Foreign currency	20,064
90,107,294
Net gain (loss)	148,765,172
Net increase (decrease) in net assets resulting from operations	$150,625,645

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2014	2013
Operations: Net investment income (loss)	$1,860,473	$4,377,185
Net realized gain (loss)	58,657,878	50,263,682
Change in net unrealized appreciation (depreciation)	90,107,294	89,802,580
Net increase (decrease) in net assets resulting from operations	150,625,645	144,443,447
Distributions to shareholders from: Net investment income: Class A	(258,618)	(863,706)
Class B	—	(14,170)
Class C	—	(69,738)
Class R	(865)	(38,535)
Class S	(3,598,377)	(7,699,909)
Institutional Class	(283,480)	(511,633)
Total distributions	(4,141,340)	(9,197,691)
Fund share transactions: Proceeds from shares sold	47,899,503	37,948,279
Reinvestment of distributions	3,899,285	8,375,929
Payments for shares redeemed	(165,999,876)	(183,583,751)
Redemption fees	8,296	1,492
Net increase (decrease) in net assets from Fund share transactions	(114,192,792)	(137,258,051)
Increase (decrease) in net assets	32,291,513	(2,012,295)
Net assets at beginning of period	814,335,420	816,347,715
Net assets at end of period (including undistributed net investment income of $1,409,541 and $3,872,249, respectively)	$846,626,933	$814,335,420

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$25.65		$21.78		$22.04		$20.29		$19.43
Income (loss) from investment operations: Net investment income (loss)a	.01		.08		.16		.18		.07
Net realized and unrealized gain (loss)	4.80		4.01		(.17)		1.65		.93
Total from investment operations	4.81		4.09		(.01)		1.83		1.00
Less distributions from: Net investment income	(.08)		(.22)		(.25)		(.09)		(.16)
Increase from regulatory settlements	—		—		—		.01	d	.02	d
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$30.38		$25.65		$21.78		$22.04		$20.29
Total Return (%)b	18.75	c	18.88	c	(.01	)c	9.07	d	5.26	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	87		86		98		143		186
Ratio of expenses before expense reductions (%)	1.50		1.52		1.54		1.52		1.50
Ratio of expenses after expense reductions (%)	1.42		1.31		1.52		1.52		1.50
Ratio of net investment income (loss) (%)	.04		.35		.74		.78		.36
Portfolio turnover rate (%)	45		150		104		137		171
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class B	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$24.58		$20.87		$21.12		$19.52		$18.71
Income (loss) from investment operations: Net investment income (loss)a	(.22)		(.11)		.00	*	.02		(.08)
Net realized and unrealized gain (loss)	4.61		3.86		(.17)		1.57		.87
Total from investment operations	4.39		3.75		(.17)		1.59		.79
Less distributions from: Net investment income	—		(.04)		(.08)		—		—
Increase from regulatory settlements	—		—		—		.01	d	.02	d
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$28.97		$24.58		$20.87		$21.12		$19.52
Total Return (%)b	17.86	c	17.99	c	(.76	)c	8.20	d	4.33	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		4		9		14		17
Ratio of expenses before expense reductions (%)	2.28		2.33		2.29		2.31		2.30
Ratio of expenses after expense reductions (%)	2.16		2.06		2.27		2.31		2.30
Ratio of net investment income (loss) (%)	(.78)		(.47)		.01		.00		(.44)
Portfolio turnover rate (%)	45		150		104		137		171
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class C	2014		2013		2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$24.76		$21.02		$21.28	$19.66		$18.82
Income (loss) from investment operations: Net investment income (loss)a	(.20)		(.10)		.00 *	.03		(.07)
Net realized and unrealized gain (loss)	4.62		3.88		(.17)	1.58		.89
Total from investment operations	4.42		3.78		(.17)	1.61		.82
Less distributions from: Net investment income	—		(.04)		(.09)	—		—
Increase from regulatory settlements	—		—		—	.01	d	.02	d
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$29.18		$24.76		$21.02	$21.28		$19.66
Total Return (%)b	17.85	c	17.97	c	(.75)	8.24	d	4.46	d
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	32		33		38	56		74
Ratio of expenses before expense reductions (%)	2.23		2.26		2.26	2.26		2.23
Ratio of expenses after expense reductions (%)	2.17		2.06		2.26	2.26		2.23
Ratio of net investment income (loss) (%)	(.72)		(.41)		.01	.04		(.37)
Portfolio turnover rate (%)	45		150		104	137		171
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class R	2014		2013		2012		2011		2010
Selected Per Share Data
Net asset value, beginning of period	$25.59		$21.72		$22.00		$20.24		$19.40
Income (loss) from investment operations: Net investment income (loss)a	(.06)		.02		.09		.12		.00	*
Net realized and unrealized gain (loss)	4.78		4.00		(.18)		1.63		.93
Total from investment operations	4.72		4.02		(.09)		1.75		.93
Less distributions from: Net investment income	(.00	)*	(.15)		(.19)		(.00	)*	(.11)
Increase from regulatory settlements	—		—		—		.01	c	.02	c
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$30.31		$25.59		$21.72		$22.00		$20.24
Total Return (%)	18.46	b	18.59	b	(.34	)b	8.71	c	4.85	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6		6		6		33		37
Ratio of expenses before expense reductions (%)	1.86		1.75		1.91		1.80		1.85
Ratio of expenses after expense reductions (%)	1.67		1.56		1.80		1.80		1.85
Ratio of net investment income (loss) (%)	(.20)		.10		.43		.50		.01
Portfolio turnover rate (%)	45		150		104		137		171
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Class S	2014		2013		2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$25.57		$21.72		$21.99	$20.23		$19.38
Income (loss) from investment operations: Net investment income (loss)a	.08		.15		.23	.26		.13
Net realized and unrealized gain (loss)	4.79		3.99		(.19)	1.64		.92
Total from investment operations	4.87		4.14		.04	1.90		1.05
Less distributions from: Net investment income	(.15)		(.29)		(.31)	(.15)		(.22)
Increase from regulatory settlements	—		—		—	.01	c	.02	c
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$30.29		$25.57		$21.72	$21.99		$20.23
Total Return (%)	19.07	b	19.17	b	.30	9.34	c	5.57	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	672		644		625	709		741
Ratio of expenses before expense reductions (%)	1.20		1.22		1.24	1.21		1.23
Ratio of expenses after expense reductions (%)	1.17		1.06		1.24	1.21		1.23
Ratio of net investment income (loss) (%)	.28		.61		1.09	1.09		.63
Portfolio turnover rate (%)	45		150		104	137		171
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended August 31,
Institutional Class	2014		2013		2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$25.57		$21.73		$21.99	$20.24		$19.42
Income (loss) from investment operations: Net investment income (loss)a	.09		.15		.25	.26		.14
Net realized and unrealized gain (loss)	4.78		3.98		(.20)	1.64		.92
Total from investment operations	4.87		4.13		.05	1.90		1.06
Less distributions from: Net investment income	(.15)		(.29)		(.31)	(.16)		(.26)
Increase from regulatory settlements	—		—		—	.01	c	.02	c
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$30.29		$25.57		$21.73	$21.99		$20.24
Total Return (%)	19.08	b	19.17	b	.31	9.42	c	5.55	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48		41		40	39		21
Ratio of expenses before expense reductions (%)	1.17		1.17		1.20	1.20		1.20
Ratio of expenses after expense reductions (%)	1.16		1.05		1.20	1.20		1.20
Ratio of net investment income (loss) (%)	.32		.62		1.17	1.10		.66
Portfolio turnover rate (%)	45		150		104	137		171
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor which amounted to $0.009 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.006 and $0.014 per share of non-affiliated regulatory settlements for the periods ended August 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.03% and 0.11% lower for the periods ended August 31, 2011 and 2010, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Growth Fund (formerly DWS Global Growth Fund) (the "Fund") is a diversified series of Deutsche Global/International Fund, Inc. (formerly DWS Global/International Fund, Inc.) (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of August 31, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Participatory Notes. The Fund invests in Participatory Notes (P-Notes). P-Notes are promissory notes designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the Fund to gain exposure to local shares in foreign markets. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign markets that they seek to replicate. Although each participation note is structured with a defined maturity date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement and potential delays or an inability to redeem before maturity under certain market conditions.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2014, the Fund had a net tax basis capital loss carryforward of approximately $522,343,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($362,255,000) and August 31, 2018 ($160,088,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2014 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in Passive Foreign Investment Companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2014, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$6,286,230
Capital loss carryforwards	$(522,343,000)
Net unrealized appreciation (depreciation) on investments	$126,426,733

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2014	2013
Distributions from ordinary income*	$4,141,340	$9,197,691

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended August 31, 2014, the Fund invested in futures as a substitute for direct investment in a particular assets class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. The Fund also invested in futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of August 31, 2014 is included in a table following the Fund's Investment Portfolio. For the year ended August 31, 2014, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $4,072,000.

The following tables summarize the value of the Fund's derivative instruments held as of August 31, 2014 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$16,125
The above derivative is located in the following Statement of Assets and Liabilities account:
(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended August 31, 2014 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$(188)
The above derivative is located in the following Statement of Operations account: (a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$16,125
The above derivative is located in the following Statement of Operations account: (a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended August 31, 2014, purchases and sales of investment securities (excluding short-term investments) aggregated $380,369,896 and $469,761,491, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the year ended August 31, 2014, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.89% of the Fund’s average daily net assets.

For the period from September 1, 2013 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.29%
Class B	2.04%
Class C	2.04%
Class R	1.54%
Class S	1.04%
Institutional Class	1.04%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	1.43%
Class B	2.18%
Class C	2.18%
Class R	1.68%
Class S	1.18%
Institutional Class	1.18%

Effective October 1, 2014 through September 30, 2015, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class A	1.40%
Class B	2.15%
Class C	2.15%
Class R	1.65%
Class S	1.15%
Institutional Class	1.15%

For the year ended August 31, 2014, fees waived and/or expenses reimbursed for each class are as follows:
Class A	$73,767
Class B	3,496
Class C	21,293
Class R	10,819
Class S	224,969
Institutional Class	4,887
$339,231

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2014, the Administration Fee was $874,585, of which $71,021 is unpaid.

Service Provider Fees. DeAWM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended August 31, 2014, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at August 31, 2014
Class A	$89,825	$13,817
Class B	2,981	280
Class C	12,483	1,391
Class R	2,157	377
Class S	514,413	82,732
Institutional Class	43,942	7,672
	$665,801	$106,269

Distribution and Service Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DeAWM Distributors, Inc., ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2014, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2014
Class B	$21,757	$1,189
Class C	253,323	20,137
Class R	13,982	1,196
	$289,062	$22,522

In addition, DDI provides information and administrative services for a fee ("Servicing Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2014, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at August 31, 2014	Annual Rate
Class A	$230,649	$58,024	.24%
Class B	7,089	1,384	.24%
Class C	83,770	20,640	.25%
Class R	13,964	3,582	.25%
	$335,472	$83,630

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2014 aggregated $4,116.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2014, the CDSC for Class B and C shares aggregated $2,975 and $299, respectively. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2014, DDI received $212 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2014, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $22,706, of which $7,236 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended August 31, 2014, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $30,852.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") shared in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2014.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2014		Year Ended August 31, 2013
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	550,907	$15,670,457	495,103	$12,043,433
Class B	250	7,271	1,094	26,153
Class C	34,315	957,083	108,181	2,581,621
Class R	35,439	1,022,071	29,541	711,461
Class S	581,628	16,830,252	688,505	16,706,612
Institutional Class	469,186	13,412,369	240,864	5,878,999
		$47,899,503		$37,948,279
Shares issued to shareholders in reinvestment of distributions
Class A	8,632	$248,879	35,380	$824,004
Class B	—	—	553	12,399
Class C	—	—	2,503	56,536
Class R	29	840	1,568	36,497
Class S	117,326	3,366,086	299,174	6,934,860
Institutional Class	9,881	283,480	22,072	511,633
		$3,899,285		$8,375,929
Shares redeemed
Class A	(1,051,722)	$(30,839,357)	(1,672,036)	$(40,017,878)
Class B	(110,148)	(3,025,546)	(265,518)	(6,191,465)
Class C	(285,158)	(7,938,264)	(576,806)	(13,445,177)
Class R	(67,935)	(1,924,037)	(106,685)	(2,520,518)
Class S	(3,693,804)	(107,510,727)	(4,590,385)	(110,012,764)
Institutional Class	(501,257)	(14,761,945)	(475,590)	(11,395,949)
		$(165,999,876)		$(183,583,751)
Redemption fees		$8,296		$1,492
Net increase (decrease)
Class A	(492,183)	$(14,912,479)	(1,141,553)	$(27,149,872)
Class B	(109,898)	(3,018,275)	(263,871)	(6,152,913)
Class C	(250,843)	(6,981,181)	(466,122)	(10,807,008)
Class R	(32,467)	(901,024)	(75,576)	(1,772,515)
Class S	(2,994,850)	(87,313,843)	(3,602,706)	(86,370,429)
Institutional Class	(22,190)	(1,065,990)	(212,654)	(5,005,314)
		$(114,192,792)		$(137,258,051)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche Global/International Fund, Inc. and the Shareholders of Deutsche Global Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Deutsche Global Growth Fund (formerly DWS Global Growth Fund) (the "Fund") at August 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts October 23, 2014	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 31, 2014 to August 31, 2014).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

—Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2014 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/14	$1,015.00	$1,011.20	$1,011.40	$1,014.10	$1,016.40	$1,016.40
Expenses Paid per $1,000*	$7.26	$11.05	$11.05	$8.53	$6.00	$5.95
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S	Institutional Class
Beginning Account Value 3/1/14	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/14	$1,018.00	$1,014.22	$1,014.22	$1,016.74	$1,019.26	$1,019.31
Expenses Paid per $1,000*	$7.27	$11.07	$11.07	$8.54	$6.01	$5.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S	Institutional Class
Deutsche Global Growth Fund	1.43%	2.18%	2.18%	1.68%	1.18%	1.17%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2014, qualified for the dividends received deduction.

The Fund paid foreign taxes of $475,318 and earned $3,184,771 of foreign source income during the year ended August 31, 2014. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.02 per share as foreign taxes paid and $0.11 per share as income earned from foreign sources for the year ended August 31, 2014.

For federal income tax purposes, the Fund designates $14,398,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors approved the renewal of DWS Global Growth Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund’s Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee, in coordination with the Board’s Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund’s Independent Directors (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA’s parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA’s remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2012. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable funds and considered differences between the Fund and the comparable funds. The Board also considered how the Fund’s total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund’s total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA’s chief compliance officer and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their independent counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009–present; Clinical Professor from 1997–September 2009); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	Portland General Electric2 (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: Belo Corporation2 (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company)
Dawn-Marie Driscoll (1946) Board Member since 1987
Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	105	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	105	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care2 (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	105	Director, Becton Dickinson and Company2 (medical technology company) (2012– present); Director, BioTelemetry Inc.2 (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	105	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996). Directorships: The William and Flora Hewlett Foundation (charitable organization); former Directorships: Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	105	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder8 (1972) President and Chief Executive Officer, 2013–present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013–present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010–2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008–2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003–2008)

John Millette7 (1962) Vice President and Secretary, 1999–present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998–2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994–1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010–present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997–2010)
Melinda Morrow6 (1970) Vice President, 2012–present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013–present	Director,3 Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007–present	Director,3 Deutsche Asset & Wealth Management
Wayne Salit6 (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,3 Deutsche Asset & Wealth Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Robert Kloby6 (1962) Chief Compliance Officer, 2006–present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
deutschefunds.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DeAWM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX	SGQIX
CUSIP Number	25156A 775	25156A 791	25156A 817	25156A 833	25156A 700
Fund Number	407	607	707	2007	1407

For shareholders of Class R
Automated Information Line	DeAWM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site
deutschefunds.com
Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DeAWM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Nasdaq Symbol	SGQRX
CUSIP Number	25156A 825
Fund Number	1512

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DGGF-2
(R-023989-4 10/14)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DEUTSCHE GLOBAL GROWTH FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2014	$72,381	$0	$0	$3,547
2013	$67,730	$0	$0	$11,455

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2014	$0	$63,439	$0
2013	$0	$66,535	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2014	$3,547	$63,439	$0	$66,986
2013	$11,455	$66,535	$0	$77,990

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Growth Fund, a series of Deutsche Global/International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	October 30, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2014